Exhibit 10.2

Execution Copy

AMENDMENT NO. 6

Dated as of January 19, 2012

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 6 (this “Amendment”), dated as of January 19, 2012, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS ORIGINATORS (each, an “Originator”; and collectively, the “Originators”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Purchase and Sale Agreement dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement (including terms incorporated therein by reference).

SECTION2. Amendments to Agreement. The Agreement is hereby amended as follows:

2.1 Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

2.2 Schedule 5.6 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.6 attached hereto.

2.3 Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.15 attached hereto.

2.4 Schedule 6.l(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

SECTION 3. Miscellaneous.

3.1 Representations and Warranties.

1	6th Amendment to the Purchase and Sale Agreement

(a) Each Originator and the Company hereby makes, with respect to itself, the following representations and warranties to the other parties hereto, the Administrator and each member of each Purchaser Group:

(i) Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such Originators are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

(iii) Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b) The Company hereby represents and warrants to the other parties hereto, the Administrator and each member of each Purchaser Group, with respect to itself, that:

(i) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

3.2 Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Company and the Administrator of counterparts of this Amendment and (b) such other documents, agreements, instruments and opinions as the Administrator may request and (ii) the effectiveness of Amendment No. 12 to the Receivables Purchase Agreement, dated the date hereof, by and among the Company, the Servicer, the Administrator and each member of the Purchaser Groups party thereto .

3.3 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

2	6th Amendment to the Purchase and Sale Agreement

3.4 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.5 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

3.6 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof other than Sections 5-1401 and 5- 1402 of the New York General Obligations Law).

3.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

3.8 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

3.9 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3	6th Amendment to the Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title: Treasury Manager

S-1	6th Amendment to the Purchase and Sale Agreement

THE ORIGINATORS:

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, a North Carolina corporation

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON CYLINDERS CORPORATION

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

S-2	6th Amendment to the Purchase and Sale Agreement

WORTHINGTON STEEL COMPANY OF KENTUCKY, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON CYLINDERS KANSAS, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON TORCH, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WORTHINGTON CYLINDERS MISSISSIPPI, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

WSC ACQUISITION, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

S-3	6th Amendment to the Purchase and Sale Agreement

THE WORTHINGTON STEEL COMPANY, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

STRUCTURAL COMPOSITES INDUSTRIES LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

ANGUS INDUSTRIES, INC.

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

ANGUS-PALM, LLC

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

ADVANCED COMPONENT TECHNOLOGIES, INC.

By:	/s/ Matt Lockard
Name: Matt Lockard
Title: Treasurer

S-4	6th Amendment to the Purchase and Sale Agreement

SCHEDULE I

Schedule I

LIST OF ORIGINATORS

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, a North Carolina corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio corporation

Advanced Component Technologies, Inc., a Minnesota corporation

Angus-Palm, LLC, a Delaware limited liability company

Angus Industries, Inc., a Delaware corporation

Structural Composites Industries LLC, a Delaware limited liability company

The Worthington Steel Company, LLC, an Ohio limited liability company

WSC Acquisition, LLC, an Ohio limited liability company

Worthington Cylinders Mississippi, LLC, an Ohio limited liability company

Worthington Torch, LLC, an Ohio limited liability company

Worthington Cylinders Kansas, LLC, an Ohio Iimited liability company

Sch. I-1	6th Amendment to the Purchase and Sale Agreement

SCHEDULE 5.6

Schedule 5.6

PROCEEDINGS

NONE

Sch. 5.6-1	6th Amendment to the Purchase and Sale Agreement

SCHEDULE 5.15

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names
Advanced Component Technologies, Inc	Angus Industries

Angus-Palm

Angus Engineering

Advanced Component Technologies

Worthington Industries

Angus-Palm, LLC	Angus Industries

Angus-Palm

Angus Engineering

Advanced Component Technologies

Worthington Industries

Angus Industries, Inc.	Angus Industries

Angus-Palm

Angus Engineering

Advanced Component Technologies

Worthington Industries

Structural Composites Industries LLC	Structural Composites Industries

Worthington Cylinders

The Worthington Steel Company, LLC	Worthington Steel - Cleveland

Worthington Steel Company

WSC Acquisition, LLC	Worthington Steel - Vonore

Worthington Steel Company

Worthington Cylinders Mississippi, LLC	Worthington Cylinders - Mississippi

Worthington Cylinders

Worthington Torch, LLC	Worthington Cylinders

BernzOMatic

Worthington Cylinders Kansas, LLC	Worthington Cylinders Coleman

The Worthington Steel Company, a Delaware corporation	Worthington Steel - Malvern

Worthington Steel Company

The Worthington Steel Company, a North Carolina corporation	Worthington Steel - Rock Hill

Worthington Steel Company

Sch. 5.15-1	6th Amendment to the Purchase and Sale Agreement

The Worthington Steel Company, an Ohio corporation	Worthington Steel – Baltimore

Worthington Steel – Columbus

Worthington Steel – Delta

Worthington Steel – Monroe

Worthington Steel – Porter

Worthington Steel Company

Worthington Cylinders Corporation	Worthington Cylinders

Worthington Industries

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders

Gerett Product

Worthington Industries

Worthington Steel Company of Decatur, L.L.C.	Worthington Steel – Decatur

Worthington Steel Company

The Worthington Steel Company

Worthington Steel Company of Kentucky, LLC	Worthington Steel – Louisville

Worthington Steel Company

The Worthington Steel Company

Worthington Steel of Michigan, Inc.	Worthington Steel – Jackson

Worthington Steel Company

The Worthington Steel Company

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

Sch. 5.15-2	6th Amendment to the Purchase and Sale Agreement

SCHEDULE 6.1(f)

Schedule 6.l(f)

LOCATION OF EACH ORIGINATOR

Originator	Location
The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, a North Carolina corporation	North Carolina

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, LLC	Alabama

Worthington Steel Company of Kentucky, L.L.C.	Kentucky

Worthington Steel Company of Michigan, Inc.	Michigan

Advanced Component Technologies, Inc.	Minnesota

Angus-Palm, LLC	Delaware

Angus Industries, Inc.	Delaware

Structural Composites Industries LLC	Delaware

The Worthington Steel Company, LLC	Ohio

WSC Acquisition, LLC	Ohio

Worthington Cylinders Mississippi, LLC	Ohio

Worthington Torch, LLC	Ohio

Worthington Cylinders Kansas, LLC	Ohio

Sch 6.1(f)-1	6th Amendment to the Purchase and Sale Agreement

LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF

BUSINESS OF EACH ORIGINATOR

Originator	Location
The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, a North Carolina corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

8911 Kelso Drive Baltimore, Maryland 21221

1127 Dearborn Drive Columbus, Ohio 43085

6303 County Road 10 Delta, Ohio 43515

100 Worthington Drive Porter, Indiana 46304

350 Lawton Avenue Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, OH 43085

300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

1400 Red Hat Road, N.W.
Decatur, Alabama 35601

Sch 6.1(f)-2

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Advanced Component Technologies, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

91 – 16th street South
Northwood, Iowa 50459

Angus-Palm, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

315 Airport Drive,
Watertown South Dakota, 57201

Angus Industries, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

315 Airport Drive,
Watertown South Dakota, 57201

Structural Composites Industries LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

336 Enterprise Place
Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

4310 East 49th Street
Cuyahoga Heights, Ohio 44125

WSC Acquisition, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

27 Excellence Way
Vonnore, Tennessee 37885

Worthington Cylinders Mississippi, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

795 Sam Barkley Drive
New Albany, MS 38652

Sch 6.1(f)-3

Worthington Torch, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

One Bernzomatic Drive
Medina, NY 14103

1690 Lowery Street
Winston-Salem, NC 27101

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

5605 N 119th St W
Maize, KS 67101

Sch 6.1(f)-4

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location
The Worthington Steel Company, a Delaware	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

The Worthington Steel Company, a North	200 Old Wilson Bridge Road
Carolina corporation	Columbus, Ohio 43085

The Worthington Steel Company, an Ohio	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

8911 Kelso Drive
Baltimore, Maryland 21221

1127 Dearborn Drive
Columbus, Ohio 43085

6303 County Road 10
Delta, Ohio 43515

100 Worthington Drive
Porter, Indiana 46304

350 Lawton Avenue
Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road
Columbus, OH 43085

1085 Dearborn Drive
Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

300 East Breed Street
Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1400 Red Hat Road, N. W
Decatur, Alabama 35601

Sch 6.1(f)-5

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Advanced Component Technologies, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

91 – 16th Street South
Northwood, Iowa 50459

Angus-Palm, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

315 Airport Drive,
Watertown South Dakota, 57201

Angus Industries, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

315 Airport Drive,
Watertown South Dakota, 57201

Structural Composites Industries LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

336 Enterprise Place
Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

4310 East 49th Street
Cuyahoga Heights, Ohio 44125

WSC Acquisition, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

27 Excellence Way
Vonnore, Tennessee 37885

Sch 6.1(f)-6

Worthington Cylinders Mississippi, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

795 Sam Barkley Drive
New Albany, MS 38652

Worthington Torch, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

One Bernzomatic Drive
Medina, NY 14103

1690 Lowery Street
Winston-Salem, NC 27101

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

5605 N 119th St W
Maize, KS 67101

Sch 6.1(f)-7